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INVESTMENT MANAGEMENT

                 MFS(R) RESEARCH
                 BOND FUND
                 ANNUAL REPORT o APRIL 30, 2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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             NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY
INVESTMENT PROFESSIONAL?
Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
      Michael W. Roberge

For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 13.39% and Class I shares 13.47%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charge, compare to a 12.11% return over the same period for the fund's benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Over the same period, the average "A"-rated corporate debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.89%. Class B and Class C shares of the fund commenced investment operations on December 29, 2000.

Q.   THE FUND HAS A DIFFERENT TYPE OF MANAGEMENT STRUCTURE. COULD YOU DESCRIBE
     IT?

A. This is an analysts' "best ideas" fund. Our team of fixed-income analysts makes all the investment decisions for the portfolio. We feel this allows the fund to benefit directly from the best ideas of our 22 analysts who, each and every day, are doing fundamental fixed-income research and making individual security recommendations for all of our fixed- income portfolios.

     The entire team of analysts meets weekly. As associate director of fixed-income research, I guide the meetings and facilitate the conversations, but the analysts make all the investment decisions. We feel the group's strong working relationships and free flow of information have allowed the fund to benefit from a team that includes great talent in every area of fixed-income investing.

Q.   HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT STRATEGY?

A. We believe three main factors drive fixed-income returns: interest rates, sector allocation, and individual security selection. Our strategy is to be neutral on interest rates and to attempt to drive performance through sector allocation and security selection because those areas are where we believe our analysts can help add value.

     In our experience, few fund managers have been able to consistently predict the direction of interest rates, so we feel that attempting to do so tends to be an overly risky fund management strategy. For that reason, we try to position the fund to have the same duration, or interest rate sensitivity, as our benchmark, the Lehman Index.

     We hope to outperform the Lehman Index in part by overweighting the sectors we believe will perform best during any given period. Our sector allocation is divided among seven main sectors: U.S. Treasuries, government agencies, municipals, high-grade corporates, high-yield corporates, international -- which consists mainly of emerging market issues -- and asset-backed securities. Asset-backed securities are company or organization receivables -- such as mortgages, credit card debt, or home equity loans -- packaged into a trust.

     Security selection is the other major factor we use to help drive performance. Our goals are to avoid issuers that may default and to find bonds that may be upgraded to a higher credit rating, as credit upgrades often cause the price of a bond to appreciate.

Q.   HOW DID THESE FACTORS AFFECT PERFORMANCE OVER THE PERIOD?

A. The overall interest rate environment was very positive for bonds in general. A slowdown in the economy drove interest rates down and bond prices up quite dramatically over the past 12 months. Using "real" GDP (gross domestic product, adjusted for inflation) as a yardstick, we saw growth in the economy slow from an annualized rate of over 5% in the first half of 2000 to an annualized rate of 1.7% in the fourth quarter of 2000.

     Although we felt the economic slowdown seemed to catch many people by surprise, it did not appear to surprise the bond market. Historically, it has been our experience that markets tend to anticipate changes in the economy by several months; this is what we believe happened over the period, as we experienced a major rally in bond prices. When the Federal Reserve Board (the Fed) began lowering interest rates a few days into the new year, it appeared to us to be playing catch-up to the market; most of the decline in bond yields during the 12 months ended April 30, 2001, actually occurred prior to the Fed's first rate cut.

     In terms of sector allocation, last summer we anticipated that credit-sensitive corporate sectors -- particularly the high-yield area -- would be adversely affected by an economic slowdown. We therefore cut back our sector allocation in those areas. This benefited the fund as the high-yield sector was one of the worst-performing fixed-income areas over the period, and the corporate high-grade sector also performed poorly.

     We favored agencies over Treasuries in this environment because agency securities offered slightly more yield than Treasuries with similar risk characteristics. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In the asset-backed sector, we tended to avoid mortgages because of the increased risk of prepayments in a period of falling interest rates. (Prepayments are generally bad for holders of mortgage-backed securities because they receive their principal and may need to reinvest it at a lower rate of return.)

     Looking at security selection, we feel our analysts did a very good job of avoiding several industries and specific companies that suffered during the downturn. Auto parts companies that supply car manufacturers were one example. Our research found that last year was actually the best year ever for the car industry in terms of total production. We did invest in the big manufacturers because we saw that they had a great deal of cash on their balance sheets according to our research; we also felt that this would allow them to service their debt even in a downturn. On the other hand, we avoided the parts companies -- several of which performed poorly over the period -- because we felt they would be at the mercy of the manufacturers in a slowdown and be forced to cut their prices and profits.

     Global telecommunications firms were another problem area that we largely avoided. We believed many of these companies had overpaid for wireless spectrum licenses in Europe and had deteriorating fundamentals; several telecom firms have suffered credit downgrades over the past several years, and we believed more downgrades were probable. Our research did, however, reveal some opportunities in this troubled sector, and we made selective investments that performed well over the period.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET, AND HOW IS THAT REFLECTED IN THE FUND'S POSITIONING?

A. As one might expect, the hottest topics in our weekly meetings have been the direction of the economy and the potential extent of the slowdown. As our analysts talk to companies every day, they're gathering real-time information on what's happening in the economy. The opinion we formed as a group -- and the outlook that we have incorporated into the portfolio -- was that the economy may continue to weaken a little bit. We think it will bottom out in the second half of the year and start to grow more discernibly in the first half of 2002.

     We therefore have positioned the portfolio to put much of our credit risk in the corporate high-grade sector. If the economy does continue to slow and we do have a more drawn-out slowdown, we think companies in this sector are in the best position to survive and prosper in the next upturn.

     The corporate high-yield sector, on the other hand, is an area that we think would be more at risk in a continued slowdown, and we think there are firms in that area that could default on their debt obligations. So until we have more confidence in the economy, we expect to make fewer investments in the high- yield sector. Similarly, we have taken a more cautious approach toward emerging market issues. Countries in this sector, such as Mexico, have exported a large portion of their products to the United States and could be hurt by the slowing U.S. economy. We expect that in the second half of this year visibility of future earnings could improve; if and when that occurs, we would expect to increase our exposure in the high-yield and emerging market areas. [Graphic Omitted]

     /s/ Michael Roberge

     Michael W. Roberge
     Associate Director of Fixed Income Research

The committee of MFS(R) fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge.

Note to Shareholders: Prior to January 1, 2001, the fund was available only to Trustees of MFS Funds and residents of Massachusetts who are MFS employees or certain relatives of employees. During this time the fund had limited assets and there is no guarantee that the fund will experience similar performance as its assets grow.

The opinions expressed in this reports are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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  FUND FACTS
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  OBJECTIVE:                   SEEKS TO PROVIDE TOTAL RETURN (HIGH CURRENT
                               INCOME AND LONG-TERM GROWTH OF CAPITAL).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 4, 1999

  CLASS INCEPTION:             CLASS A  JANUARY 4, 1999
                               CLASS B  DECEMBER 29, 2000
                               CLASS C  DECEMBER 29, 2000
                               CLASS I  JANUARY 4, 1999

  SIZE:                        $15.2 MILLION NET ASSETS AS OF APRIL 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 2001. Index information is from January 1, 1999.)

                                                           Lehman Brothers
             MFS Research Bond Fund--Class A           Government Credit Index
"1/99"                  9.525                                   10
"4/99"                  9.497                                    9.905
"4/00"                  9.621                                    9.999
"4/01"                 10.91                                    11.21

[Graphic Omitted]

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A

                                                          1 Year        Life*
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Cumulative Total Return Excluding Sales Charge           +13.39%      +14.54%
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Average Annual Total Return Excluding Sales Charge       +13.39%      + 6.00%
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Average Annual Total Return Including Sales Charge       + 8.00%      + 3.81%
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CLASS I

                                                          1 Year        Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +13.47%      +14.50%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +13.47%      + 5.99%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                          1 Year        Life*
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Average A-rated corporate debt fund+                     +10.89%      + 3.99%
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Lehman Brothers Government/Credit Index#                 +12.11%      + 5.02%
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*    For the period from the commencement of the fund's investment operations,
     January 4, 1999, through April 30, 2001. Index information is from January 1, 1999.
(+)  Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class I shares have no sales charge and are available only to certain institutional investors.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

PORTFOLIO STRUCTURE

High-Grade Corporates   38.7%
U.S. Treasuries         24.1%
Government Agency       18.6%
High-Yield Corporates    5.8%
Asset Backed             5.6%
Emerging Markets         3.0%
Mortgage Backed          2.2%
International            1.1%
Cash                     0.9%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2001

Bonds - 96.7%
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                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
---------------------------------------------------------------------------------------------------
U.S. Bonds - 89.4%
  Aerospace - 1.3%
    K & F Industries, Inc., 9.25s, 2007                                $       5  $         5,125
    Northrop Grumman Corp., 7.75s, 2031                                      100           99,870
    Raytheon Co., 6.45s, 2002                                                 75           75,082
    Raytheon Co., 5.7s, 2003                                                  15           14,778
                                                                                  ---------------
                                                                                  $       194,855
---------------------------------------------------------------------------------------------------
  Airlines
    Delta Airlines, Inc., 7.57s, 2010                                  $       5  $         5,273
---------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    DaimlerChrysler NA Holding Corp., 8.5s, 2031                       $      75  $        76,714
---------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.1%
    Dime Bancorp, Inc., 9s, 2002                                       $     150  $       155,412
    GS Escrow Corp., 7s, 2003                                                100           99,737
    Summit Bancorp, 8.625s, 2002                                             100          105,231
    Unicredito Italiano Capital Trust, 9.2s, 2049##                          140          149,614
    Wells Fargo Bank, 7.8s, 2010                                             250          265,155
                                                                                  ---------------
                                                                                  $       775,149
---------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    General Binding Corp., 9.375s, 2008                                $      75  $        57,750
---------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Chevron Phillips Chemical Co., 7s, 2011##                          $      50  $        48,569
---------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.7%
    Dresser, Inc., 9.375s, 2011##                                      $     100  $       101,500
---------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 8.9%
    Amresco Commercial Mortgage Funding I Corp., 7.18s, 2029           $      35  $        36,562
    Commercial Mortgage Acceptance Corp., 5.8s, 2006                          15           14,585
    Commercial Mortgage Acceptance Corp., 6.49s, 2008                        100          101,011
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017                6            5,385
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019              215          210,407
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                5            4,852
    Criimi Mae Corp., 6.701s, 2008##                                          10           10,170
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)               300            9,089
    DLJ Mortgage Acceptance Corp., 8s, 2003##                                100           98,794
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                                  9            8,977
    Ford Credit Auto Owner Trust, 6.58s, 2004                                 10           10,334
    Ford Motor Credit Co., 6.875s, 2006                                      136          139,025
    Ford Motor Credit Co., 7.375s, 2011                                       50           51,325
    General Motors Acceptance Corp., 7.25s, 2011                             100          101,597
    GMAC Commercial Mortgage Security, Inc., 6.175s, 2033                    100           99,182
    Greenpoint Manufactured Housing, 6.26s, 2015                             220          223,546
    GS Mortgage Securities Corp. II, 6.06s, 2030                             100          101,527
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                       43           43,023
    Morgan Stanley Capital I, 6.01s, 2030                                     33           33,456
    PSE&G Transitions Funding LLC, 5.98s, 2008                                20           19,975
    Residential Asset Securities Corp., 7.735s, 2025                          10           10,472
    Residential Funding Mortgage Secs II, Inc., 7.66s,
      2012                                                                    20           20,685
                                                                                  ---------------
                                                                                  $     1,353,979
---------------------------------------------------------------------------------------------------
  Energy - Independent - 1.0%
    NRG Energy, Inc., 7.75s, 2011                                      $      20  $        19,872
    NRG Energy, Inc., 8.625s, 2031                                           125          124,549
                                                                                  ---------------
                                                                                  $       144,421
---------------------------------------------------------------------------------------------------
  Financial Institutions - 5.3%
    AIG Sunamerica Global Financing IV, 5.85s, 2006##                  $      95  $        95,560
    Citigroup, Inc., 7.25s, 2010                                             152          157,925
    Countrywide Home Loans, Inc., 6.85s, 2004                                100          102,609
    Lehman Brothers Holdings, Inc., 6.25s, 2003                               10           10,171
    Lehman Brothers Holdings, Inc, 7s, 2008                                   50           50,498
    Morgan Stanley Dean Witter & Co., 6.1s, 2006                             125          124,267
    Natexis AMBS Co. LLC, 8.44s, 2049##                                      100          100,812
    Nisource Finance Corp., 5.75s, 2003                                      150          149,621
    Nisource Finance Corp., 7.875s, 2010                                      10           10,556
                                                                                  ---------------
                                                                                  $       802,019
---------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Kellogg Co., 6s, 2006##                                            $      80  $        79,162
---------------------------------------------------------------------------------------------------
  Gaming - 0.9%
    Harrahs Operating Co., Inc., 8s, 2011##                            $      50  $        50,301
    MGM Mirage, Inc., 8.375s, 2011                                            40           40,300
    Station Casinos, Inc., 8.375s, 2008##                                     50           50,375
                                                                                  ---------------
                                                                                  $       140,976
---------------------------------------------------------------------------------------------------
  Industrial - 1.3%
    Allied Waste Industries, Inc., 8.875s, 2008##                      $      50  $        51,500
    Waste Management, Inc., 6.625s, 2002                                     100          100,339
    Waste Management, Inc., 7s, 2004                                          15           15,083
    Waste Management, Inc., 7.375s, 2010                                      28           27,875
                                                                                  ---------------
                                                                                  $       194,797
---------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Aflac, Inc., 6.5s, 2009                                            $      10  $         9,792
---------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Terex Corp., 10.375s, 2011##                                       $     100  $       102,000
---------------------------------------------------------------------------------------------------
  Media - Cable - 3.1%
    AOL Time Warner, Inc., 6.125s, 2006                                $     200  $       199,370
    Charter Communications Holdings, 8.25s, 2007                              10            9,600
    Cox Communications, Inc., 7.75s, 2010                                     11           11,548
    Cox Communications, Inc., 6.75s, 2011                                     85           83,064
    CSC Holdings, Inc., 8.125s, 2009                                          75           74,686
    Liberty Media Corp., 8.25s, 2030                                          73           65,033
    News America Holdings, Inc., 7.3s, 2028                                    7            6,143
    Time Warner Entertainment Co. LP, 9.625s, 2002                            15           15,651
                                                                                  ---------------
                                                                                  $       465,095
---------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.7%
    HCA-The Healthcare Co., 8.75s, 2010                                $       5  $         5,400
    HCA-The Healthcare Co., 7.875s, 2011                                      20           20,500
    Tenet Healthcare Corp., 8s, 2005                                          80           82,700
                                                                                  ---------------
                                                                                  $       108,600
---------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.7%
    Kinder Morgan Energy Partners, 6.75s, 2011                         $     100  $        98,828
---------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Apache Corp., 7.95s, 2026                                          $      10  $        10,729
    Apache Corp., 7.375s, 2047                                                47           45,879
                                                                                  ---------------
                                                                                  $        56,608
---------------------------------------------------------------------------------------------------
  Railroad - 0.6%
    Union Pacific Corp., 6.34s, 2003                                   $      20  $        20,351
    Union Pacific Corp., 6.65s, 2011                                          75           73,292
                                                                                  ---------------
                                                                                  $        93,643
---------------------------------------------------------------------------------------------------
  Real Estate - 1.6%
    EOP Operating Ltd., 7.75s, 2007                                    $     100  $       103,432
    Socgen Real Estate Co., 7.64s, 2049##                                    150          145,207
                                                                                  ---------------
                                                                                  $       248,639
---------------------------------------------------------------------------------------------------
  Retail
    J.Crew Operating Corp., 10.375s, 2007                              $       5  $         4,525
---------------------------------------------------------------------------------------------------
  Supermarket - 0.8%
    Delhaize America, Inc., 8.125s, 2011##                             $      35  $        35,794
    Safeway, Inc., 6.5s, 2011                                                 50           48,465
    Safeway, Inc., 7.25s, 2031                                                37           35,192
                                                                                  ---------------
                                                                                  $       119,451
---------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    AT & T Wireless Services, Inc., 7.35s, 2006##                      $     200  $       202,396
---------------------------------------------------------------------------------------------------
  Telecom - Wireline - 2.6%
    Lucent Technologies, Inc., 6.45s, 2029                             $      14  $         7,869
    Qwest Capital Funding, Inc., 7.75s, 2006                                 185          194,345
    Qwest Capital Funding, Inc., 6.375s, 2008                                 50           48,225
    Sprint Capital Corp., 7.125s, 2006                                        96           96,699
    TCI Communications Financing III, 9.65s, 2027                             25           27,387
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                      10            9,515
    Time Warner Telecom, Inc., 10.125s, 2011                                  15           14,850
                                                                                  ---------------
                                                                                  $       398,890
---------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 20.2%
    Federal Home Loan Bank, 5.125s, 2003                               $     200  $       201,532
    Federal Home Loan Mortgage Corp., 6.625s, 2002                            40           41,075
    Federal Home Loan Mortgage Corp., 6.375s, 2003                           713          738,290
    Federal National Mortgage Assn., 4.75s, 2003                             260          259,350
    Federal National Mortgage Assn., 7.125s, 2005                            125          132,969
    Federal National Mortgage Assn., 5.75s, 2008                             150          150,024
    Federal National Mortgage Assn., 6.375s, 2009                             54           55,552
    Federal National Mortgage Assn., 7.25s, 2010                             960        1,041,446
    Federal National Mortgage Assn. TBA, 7.5s, 2030                           29           29,573
    Federal National Mortgage Assn. TBA, 6.5s, 2099                          300          296,976
    Small Business Administration, 6.35s, 2021                               125          125,000
                                                                                  ---------------
                                                                                  $     3,071,787
---------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.4%
    U.S. Treasury Bonds, 8.125s, 2019                                  $      24  $        29,959
    U.S. Treasury Bonds, 6.25s, 2023                                       1,481        1,538,848
    U.S. Treasury Bonds, 6.25s, 2030                                         158          166,541
    U.S. Treasury Notes, 4.75s, 2003                                         122          122,895
    U.S. Treasury Notes, 5.5s, 2003                                           21           21,427
    U.S. Treasury Notes, 5.875s, 2004                                         54           55,924
    U.S. Treasury Notes, 5.75s, 2005                                         599          619,779
    U.S. Treasury Notes, 6.875s, 2006                                        738          800,383
    U.S. Treasury Notes, 4.25s, 2010                                          48           51,469
    U.S. Treasury Notes, 5s, 2011                                            154          150,102
                                                                                  ---------------
                                                                                  $     3,557,327
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.0%
    Allegheny Energy Supply Co., 7.8s, 2011##                          $     167  $       166,471
    CMS Energy Corp., 8.5s, 2011                                             120          119,224
    Dominion Resources, Inc., 7.6s, 2003                                     345          359,207
    Dominion Resources, Inc., 8.125s, 2010                                    65           69,480
    Midland Funding Corp., 10.33s, 2002                                       10           10,575
    Mirant Americas Generation, Inc., 8.3s, 2011##                            99          100,406
    Progress Energy, Inc., 7.1s, 2011                                        100          100,445
    PSEG Power LLC, 7.75s, 2011##                                            129          131,079
                                                                                  ---------------
                                                                                  $     1,056,887
---------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                  $    13,569,632
---------------------------------------------------------------------------------------------------
Foreign Bonds - 7.3%
  Canada - 2.0%
    AT&T Canada, Inc., 12s, 2007 (Telecom - Wireline)                  $       8  $         8,823
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                           100          107,920
    Gulf Canada Resources Ltd., 7.125s, 2011 (Oils)                           25           25,067
    Province of Quebec, 8.8s, 2003                                           150          160,479
                                                                                  ---------------
                                                                                  $       302,289
---------------------------------------------------------------------------------------------------
  France - 0.6%
    France Telecom S.A., 6.324s, 2003 (Telecom - Wireline)##           $      85  $        85,810
    France Telecom S.A., 8.5s, 2031 (Telecom - Wireline)##                     7            7,107
                                                                                  ---------------
                                                                                  $        92,917
---------------------------------------------------------------------------------------------------
  Mexico - 1.3%
    Bepensa S.A., 9.75s, 2004 (Food & Beverage Products)##             $     200  $       192,000
---------------------------------------------------------------------------------------------------
  Qatar - 0.9%
    State of Qatar, 9.75s, 2030##                                      $     135  $       144,450
---------------------------------------------------------------------------------------------------
  South Korea - 0.7%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                $     110  $       112,200
---------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##                   $      10  $        10,120
---------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    British Sky Broadcasting, 6.875s, 2009 (Telecom - Wireline)        $      20  $        18,338
    Hanson PLC, 7.875s, 2010 (Building)                                      230          235,966
                                                                                  ---------------
                                                                                  $       254,304
---------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                               $     1,108,280
---------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $14,773,669)                                        $    14,677,912
---------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.9%
---------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
---------------------------------------------------------------------------------------------------
    Alpine Securitization Corp., due 5/17/01                           $     351  $       350,220
    Cargill, Inc., due 5/01/01                                               100          100,000
    New Center Asset Trust, due 5/01/01                                      317          317,000
    Societe Generale Time Deposit, due 5/01/01                               127          127,000
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                   $       894,220
---------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.8%
---------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 4/30/01, due 5/01/01, total to be
      received $120,015 (secured by various U.S. Treasury
      and Federal Agency obligations in a jointly traded
      account), at Cost                                                $     120  $       120,000
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,787,889)                                      $15,692,132
Other Assets, Less Liabilities - (3.4)%                                                  (516,009)
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $15,176,123
---------------------------------------------------------------------------------------------------

## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
APRIL 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,787,889)          $15,692,132
  Cash                                                               91,023
  Receivable for fund shares sold                                   218,448
  Receivable for investments sold                                   480,982
  Receivable from investment adviser                                 47,596
  Interest receivable                                               245,146
                                                                -----------
      Total assets                                              $16,775,327
                                                                -----------
Liabilities:
  Distributions payable                                           $  16,684
  Payable for fund shares reacquired                                 52,780
  Payable for investments purchased                               1,480,724
  Net payable for forward currency exchange contracts closed
    or subject to master netting agreements                              29
  Payable to affiliates -
    Management fee                                                      437
    Distribution and service fee                                        850
  Accrued expenses and other liabilities                             47,700
                                                                -----------
      Total liabilities                                         $ 1,599,204
                                                                -----------
Net assets                                                      $15,176,123
                                                                ===========

Net assets consist of:
  Paid-in capital                                               $15,328,329
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (95,786)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                               (49,233)
  Accumulated distributions in excess of net investment income       (7,187)
                                                                -----------
      Total                                                     $15,176,123
                                                                ===========
Shares of beneficial interest outstanding                        1,547,328
                                                                 =========

Class A shares:
  Net asset value per share
    (net assets of $5,447,059 / 555,609 shares of beneficial
     interest outstanding)                                       $ 9.80
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $10.29
                                                                 ======

Class B shares:
  Net asset value per share
    (net assets of $5,454,432 / 555,917 shares of beneficial
     interest outstanding)                                       $ 9.81
                                                                 ======

Class C shares:
  Net asset value per share
    (net assets of $4,274,476 / 435,786 shares of beneficial
     interest outstanding)                                       $ 9.81
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $156.27 / 15.955 shares of beneficial
     interest outstanding)                                       $ 9.79
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.


Statement of Operations
---------------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2001
---------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest income                                                          $  193,139
                                                                             ----------

  Expenses -

    Management fee                                                           $   14,820
    Trustees' compensation                                                        1,540
    Shareholder servicing agent fee                                               2,823
    Distribution and service fee (Class A)                                        2,920
    Distribution and service fee (Class B)                                        6,768
    Distribution and service fee (Class C)                                        5,418
    Administrative fee                                                              465
    Registration fees                                                            55,384
    Printing                                                                     30,367
    Auditing fees                                                                23,700
    Custodian fee                                                                 7,367
    Legal fees                                                                    3,056
    Postage                                                                       1,612
    Miscellaneous                                                                 4,446
                                                                             ----------
      Total expenses                                                         $  160,686
    Fees paid indirectly                                                           (650)
    Reduction of expenses by investment adviser and distributor                (135,010)
                                                                             ----------
      Net expenses                                                           $   25,026
                                                                             ----------
        Net investment income                                                $  168,113
                                                                             ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) on
    Investment transactions                                                  $    3,922
    Foreign currency transactions                                                  (126)
                                                                             ----------
        Net realized gain on investments and foreign currency transactions   $    3,796
                                                                             ----------
  Change in unrealized depreciation on
    Investments                                                              $  (74,060)
    Translation of assets and liabilities in foreign currencies                     (29)
                                                                             ----------
      Net unrealized loss on investments and foreign currency translation    $  (74,089)
                                                                             ----------
        Net realized and unrealized loss on investments and foreign currency $  (70,293)
                                                                             ----------
          Increase in net assets from operations                             $   97,820
                                                                             ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                   2001                 2000
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   168,113           $   67,321
  Net realized gain (loss) on investments and foreign currency
    transactions                                                      3,796              (46,247)
  Net unrealized loss on investments and foreign currency
    translation                                                     (74,089)              (7,877)
                                                                -----------           ----------
    Increase in net assets from operations                      $    97,820           $   13,197
                                                                -----------           ----------
Distributions declared to shareholders -
  From net investment income (Class A)                          $  (103,758)          $  (67,749)
  From net investment income (Class B)                              (35,740)               --
  From net investment income (Class C)                              (28,770)               --
  From net investment income (Class I)                                  (10)                 (10)
  In excess of net investment income (Class A)                       (4,455)               --
  In excess of net investment income (Class B)                       (1,535)               --
  In excess of net investment income (Class C)                       (1,235)               --
  In excess of net investment income (Class I)                           (1)               --
                                                                -----------           ----------
    Total distributions declared to shareholders                $  (175,504)          $  (67,759)
                                                                -----------           ----------

Net increase in net assets from fund share transactions         $14,242,999           $   65,771
                                                                -----------           ----------
    Total increase in net assets                                $14,165,315           $   11,209
Net assets:
  At beginning of period                                          1,010,808              999,599
                                                                -----------           ----------

  At end of period (including accumulated distributions in
    excess of net investment income of $7,187 and
    undistributed net investment income of $165, respectively)  $15,176,123           $1,010,808
                                                                ===========           ==========

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED APRIL 30,
                                                        -----------------------------------                 PERIOD ENDED
                                                                2001                   2000              APRIL 30, 1999*
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 9.27                 $ 9.80                       $10.00
                                                              ------                 ------                       ------

Income from investment operations# -
  Net investment income(S)                                    $ 0.58                 $ 0.64                       $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            0.62++++              (0.53)                       (0.21)
                                                              ------                 ------                       ------
      Total from investment operations                        $ 1.20                 $ 0.11                       $(0.03)
                                                              ------                 ------                       ------

Less distributions declared to shareholders -
  From net investment income                                  $(0.64)                $(0.64)                      $(0.17)
  In excess of net investment income                           (0.03)                  --                           --
                                                              ------                 ------                       ------
      Total distributions declared to shareholders            $(0.67)                $(0.64)                      $(0.17)
                                                              ------                 ------                       ------
Net asset value - end of period                               $ 9.80                 $ 9.27                       $ 9.80
                                                              ======                 ======                       ======
Total return(+)                                                13.39%                  1.31%                       (0.29)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    0.41%                  0.03%                        0.30%+
  Net investment income                                         6.54%                  6.82%                        5.62%+
Portfolio turnover                                               272%                   209%                         117%
Net assets at end of period (000 Omitted)                     $5,447                 $1,011                         $999

(S)  Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000 and effective February 1,
     1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                            $ 0.15                $ 0.23                        $(0.09)
      Ratios (to average net assets):
        Expenses##                                              5.24%                 4.43%                         8.93%+
        Net investment income (loss)                            1.71%                 2.42%                        (3.01)%+

* For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
+    Annualized.
++   Not annualized.
++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                              PERIOD ENDED APRIL 30, 2001**
-------------------------------------------------------------------------------------------
                                                                                    CLASS B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $ 9.77
                                                                                     ------

Income from investment operations# -
  Net investment income(S)                                                           $ 0.12
  Net realized and unrealized gain on investments and foreign currency                 0.10++++
                                                                                     ------
      Total from investment operations                                               $ 0.22
                                                                                     ------

Less distributions declared to shareholders -
  From net investment income                                                         $(0.17)
  In excess of net investment income                                                  (0.01)
                                                                                     ------

    Total distributions declared to shareholders                                     $(0.18)
                                                                                     ------
Net asset value - end of period                                                      $ 9.81
                                                                                     ======
Total return                                                                           5.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                           1.57%+
  Net investment income                                                                5.19%+
Portfolio turnover                                                                      272%
Net assets at end of period (000 Omitted)                                            $5,454

   (S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                                            $ 0.01
    Ratios (to average net assets):
      Expenses##                                                                       6.30%+
      Net investment income                                                            0.46%+

  **For the period from the inception of Class B shares, December 29, 2000, through April 30,
    2001.
   +Annualized.
  ++Not annualized.
++++The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


-------------------------------------------------------------------------------------------
                                                              PERIOD ENDED APRIL 30, 2001**
-------------------------------------------------------------------------------------------
                                                                                    CLASS C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $ 9.77
                                                                                     ------

Income from investment operations# -
  Net investment income(S)                                                           $ 0.13
  Net realized and unrealized gain on investments and foreign currency                 0.09++++
                                                                                     ------
      Total from investment operations                                               $ 0.22
                                                                                     ------

Less distributions declared to shareholders -
  From net investment income                                                         $(0.17)
  In excess of net investment income                                                  (0.01)
                                                                                     ------

    Total distributions declared to shareholders                                     $(0.18)
                                                                                     ------
Net asset value - end of period                                                      $ 9.81
                                                                                     ------
Total return                                                                           5.90%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                           1.57%+
  Net investment income                                                                5.20%+
Portfolio turnover                                                                      272%
Net assets at end of period (000 Omitted)                                            $4,274

   (S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                                            $ 0.01
    Ratios (to average net assets):
      Expenses##                                                                       6.30%+
      Net investment income                                                            0.47%+

  **For the period from the inception of Class C shares, December 29, 2000, through April 30,
    2001.
   +Annualized.
  ++Not annualized.
++++The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED APRIL 30,
                                                        -----------------------------------                 PERIOD ENDED
                                                                2001                   2000              APRIL 30, 1999*
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                         $ 9.26                 $ 9.78                       $10.00
                                                              ------                 ------                       ------

Income from investment operations# -
  Net investment income(S)                                    $ 0.66                 $ 0.65                       $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            0.55++++              (0.53)                       (0.23)
                                                              ------                 ------                       ------
      Total from investment operations                        $ 1.21                 $ 0.12                       $(0.05)
                                                              ------                 ------                       ------

Less distributions declared to shareholders -
  From net investment income                                  $(0.65)                $(0.64)                      $(0.17)
  In excess of net investment income                           (0.03)                  --                           --
                                                              ------                 ------                       ------
      Total distributions declared to shareholders            $(0.68)                $(0.64)                      $(0.17)
                                                              ------                 ------                       ------
Net asset value - end of period                               $ 9.79                 $ 9.26                       $ 9.78
                                                              ======                 ======                       ======
Total return                                                   13.47%                  1.41%                       (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    0.04%                  0.03%                        0.30%+
  Net investment income                                         6.92%                  6.92%                        5.13%+
Portfolio turnover                                               272%                   209%                         117%
Net assets at end of period (000 Omitted)                         $0+++                  $0+++                        $0+++

 (S)Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000, and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
   Net investment income (loss)                               $ 0.21                 $ 0.27                       $(0.11)
   Ratios (to average net assets):
     Expenses##                                                 4.77%                  4.08%                        8.58%+
     Net investment income (loss)                               2.19%                  2.87%                       (3.15)%+
   *For the period from the commencement of the fund's investment operations, January 4,
    1999,
    through April 30, 1999.
   +Annualized.
  ++Not annualized.
 +++Class I share net assets were less than $500.
++++The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective May 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended April 30, 2000, accumulated distributions in excess of net investment income decreased by $39 and accumulated undistributed net realized loss on investments and foreign currency transactions increased by $39 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $18,532 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008, ($18,532).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

Effective December 30, 2000, the investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution and service fees such that the fund's expenses do not exceed 0.20% of its average daily net assets. Prior to December 30, 2000, the ratio was 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $286 for the year ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $21,329 for the year ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $231 for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the Trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5 and $5,133 for Class B and Class C shares, respectively, for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2001, were $465 for Class C shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES          SALES
-------------------------------------------------------------------------
U.S. government securities                    $12,112,841     $6,249,922
                                              -----------     ----------
Investments (non-U.S. government securities)  $10,021,611     $2,113,235
                                              -----------     ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $15,818,590
                                                                   -----------
Gross unrealized depreciation                                      $  (171,712)
Gross unrealized appreciation                                           45,254
                                                                   -----------
    Net unrealized depreciation                                    $  (126,458)
                                                                   -----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                      YEAR ENDED APRIL 30, 2001     YEAR ENDED APRIL 30, 2000
                                   ----------------------------     -------------------------
                                     SHARES              AMOUNT       SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         580,311         $ 5,746,521         --             $  --
Shares issued to shareholders in
  reinvestment of distributions       9,597              92,494        7,225           67,749
Shares reacquired                  (143,286)         (1,411,716)        (207)          (1,982)
                                    -------         -----------        -----          -------
    Net increase                    446,622         $ 4,427,299        7,018          $65,767
                                    =======         ===========        =====          =======

Class B shares
                                   PERIOD ENDED APRIL 30, 2001*
                                   ----------------------------
                                     SHARES              AMOUNT
---------------------------------------------------------------
Shares sold                         566,214         $ 5,601,573
Shares issued to shareholders in
  reinvestment of distributions       2,890              28,498
Shares reacquired                   (13,187)           (129,678)
                                    -------         -----------
    Net increase                    555,917         $ 5,500,393
                                    =======         ===========

Class C shares
                                   PERIOD ENDED APRIL 30, 2001*

                                   ----------------------------
                                     SHARES              AMOUNT
---------------------------------------------------------------
Shares sold                          42,560         $ 4,382,611
Shares issued to shareholders in
  reinvestment of distributions       2,373              23,389
Shares reacquired                    (9,147)            (90,697)
                                    -------         -----------
    Net increase                    435,786         $ 4,315,303
                                    =======         ===========

Class I shares
                                      YEAR ENDED APRIL 30, 2001     YEAR ENDED APRIL 30, 2000
                                   ----------------------------  ----------------------------
                                     SHARES              AMOUNT       SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                           --            $    --             --            $ --
Shares issued to shareholders in
  reinvestment of distributions+          0                   4            0                4
Shares reacquired                     --                 --             --              --
                                    -------         -----------        -----          -------
    Net increase                          0         $         4            0          $     4
                                    =======         ===========        =====          =======
*For the period from the inception of Class B and C shares, December 29, 2000, through April 30, 2001.
+Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2001, was $58. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At April 30, 2001, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $29 with Deutsche Bank.

At April 30, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

                        ------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Research Bond
Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the MFS Research Bond Fund at April 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

MFS(R) RESEARCH BOND FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Deloite & Touche LLP

Charles W.Schmidt+ - Private Investor                    INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                      investment professional or, for an information
Vice President, Director, and Secretary,                 kit, call toll free: 1-800-637-2929 any
MFS Investment Management                                business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management             INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                    For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                    call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                              this service, your phone must be equipped with
MFS Fund Distributors, Inc.                              a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                       touch-tone telephone.

ASSOCIATE DIRECTOR OF FIXED                              WORLD WIDE WEB
INCOME RESEARCH                                          www.mfs.com
Michael W. Roberge*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH BOND FUND                                          ------------
                                                                     PRSRT STD
[logo] M F S(R)                                                    U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                        MFS
500 Boylston Street                                                ------------
Boston, MA 02116- 3741


(R)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.            MRB-2 06/01 2M 78/278/378/878